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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549



                                FORM 8-K

                             CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 1995



                              VWR CORPORATION
                              ---------------
(Exact name of registrant as specified in its charter)


    Pennsylvania                 0-14139         91-1319190
		  ------------                 -------         ----------
	(State or other jurisdiction   (Commission)   (IRS Employer
		of incorporation)		            File Number)  Identification No.)


	 1310 Goshen Parkway, West Chester, PA  		   19380
	 -------------------------------------       -----
	 (Address of principal executive offices)		(Zip Code)


	Registrant's telephone number, including area code:  (610) 431-1700

	-------------------------------------------------------------------
     (Former name or former address, if changed since last report)


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Item 5.	Other Events

	On February 23, 1995, VWR Corporation (the "Company") amended its Rights Agreement to (i) reflect that First Interstate Bank of Washington, N.A., as successor to The First Jersey National Bank, is the current rights agent (the "Rights Agent"), (ii) amend the definition of "Acquiring Person" under the Rights Agreement and (iii) provide that the Rights Agreement be governed by the laws of the Commonwealth of Pennsylvania instead of the laws of the State of Delaware. The terms of the amendment are set forth in Amendment No. 1 to Rights Agreement, dated as of May 20, 1988, between the Company and the Rights Agent, a copy of which is filed as an exhibit to this Report.


Item 7.	Financial Statements, Pro Forma Financial Information
		and Exhibits

		(c)  Exhibits

		     4. Amendment No. 1, dated as of February 23, 1995, to Rights Agreement, dated as of May 20, 988, between VWR Corporation and First nterstate Bank of Washington, N.A., successor to The First Jersey National Bank.




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						SIGNATURES


		Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



							VWR CORPORATION



Date: March 15, 1994			                          By:     (Signature)
							                                          ----------------------

							                                          Walter S. Sobon,
							                                          Vice President
                                                 Finance,
							                                          Principal
                                                 Financial and
							                                          Accounting
                                                 Officer





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EXHIBIT INDEX



Exhibit No.		         Title				                    Seq. Page No.
- -----------			        -----	    			                -------------

    4            	    Amendement No. 1, date			          5
                      as of February 23, 1995,
				                  to Rights Agreement, dated
				                  as of May 20, 1988, between
				                  VWR Corporation and First
				                  Interstate Bank of
				                  Washington, N.A., successor
				                  to The First Jersey
				                  National Bank.